VECTRUS FOURTH QUARTER AND FULL YEAR 2014 EARNINGS PRESENTATION KEN HUNZEKER CHIEF EXECUTIVE OFFICER AND PRESIDENT MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MARCH 17, 2014

SAFE HARBOR STATEMENT Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT”): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT THE SPIN-OFF OF VECTRUS, INC. (THE “COMPANY”) FROM EXELIS INC. (“THE SEPARATION”), THE TERMS AND THE EFFECT OF THE SEPARATION, THE NATURE AND IMPACT OF SUCH A SEPARATION, CAPITALIZATION OF THE COMPANY, FUTURE STRATEGIC PLANS AND OTHER STATEMENTS THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF GUIDANCE OR FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS “MAY,” “WILL,” “LIKELY,” "ANTICIPATE,“ "ESTIMATE,“ "EXPECT,“ "PROJECT,“ "INTEND,“ "PLAN,“ "BELIEVE,“ "TARGET,“ “COULD,” “POTENTIAL,” “CONTINUE,” OR SIMILAR TERMINOLOGY. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF THE MANAGEMENT OF THE COMPANY BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF, INCLUDING WHETHER THE SPIN- OFF AND THE RELATED TRANSACTIONS WILL RESULT IN ANY TAX LIABILITY, THE OPERATIONAL AND FINANCIAL PROFILE OF THE COMPANY OR ANY OF ITS BUSINESSES AFTER GIVING EFFECT TO THE SPIN-OFF, AND THE ABILITY OF THE COMPANY TO OPERATE AS AN INDEPENDENT ENTITY; ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. OR INTERNATIONAL GOVERNMENT DEFENSE BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; PROTESTS OF NEW AWARDS; OUR ABILITY TO SUBMIT AND/OR WIN ALL POTENTIAL OPPORTUNITIES IN OUR PIPELINE, CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; DELAYS IN COMPLETION OF THE U.S. GOVERNMENT’S BUDGET; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; MISCONDUCT OF OUR EMPLOYEES, SUBCONTRACTORS, AGENTS AND BUSINESS PARTNERS; OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; SUBCONTRACTOR PERFORMANCE; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; AND OTHER FACTORS SET FORTH IN ITEM 1A, “RISKS FACTORS,” AND ELSEWHERE IN OUR FORM 10-K AND DESCRIBED IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q4 AND FULL YEAR 2014 HIGHLIGHTS

- Significant wins add $975 million to backlog
- Free cash flow[1] finished strong at $39 million; cash provided by operating activities $43 million
  - Revenue $1,203 million, adjusted revenue[2] $1,172 million
  - Operating margin 3.2%; adjusted operating margin[2] 4.3%
  - Diluted earnings per share (EPS)[3] $2.13; adjusted diluted EPS[2][3] $2.80 per share
- Core business stabilizing over the last two quarters

(1) Free cash flow is defined as Generally Accepted Accounting Principles in the United States of America (GAAP) net cash provided by operating activities less capital expenditures. See Appendix for reconciliation.
(2) Excludes historical results relating to Tethered Aerostat Radar System (TARS) program which was retained by Exelis Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation.
(3) Reflects weighted average diluted common shares outstanding of 10,691,703 for the year ended December 31, 2014. See Appendix for reconciliation.

Page 3

VECTRUS
TRUE TO YOUR MISSION

CEO OVERVIEW Page 4 • DoD budgetary environment  Budgetary situation remains fluid; however, during the fiscal 2013 sequestration, we did not layoff or furlough any employees • Procurement environment  Seeing movement in awards but protests are prevalent and lengthen the new business cycle • Worldwide support to our customers  At present there are high tensions in the Middle East and Eastern Europe and we stand ready to support our government customers

THE VECTRUS ENVIRONMENT Page 5 • Re-competes a focus in 2015 • Successful phase-ins are a 2015 priority o Three large contracts will phase-in o 2015 revenue from new program wins is estimated to be approx. $150 million o Annualized revenue run rate from new programs subsequent to 2015 is expected to exceed $200 million • Solid foundation and anticipate robust new business pipeline o Strong backlog and contract funding position o Approx. $1 billion of proposals submitted and pending potential awards,(1) 100% for new business o $3 billion in potential new business opportunities identified for 2015 • Operating margins expected to be under pressure in 2015 • Operational Excellence • Core business expected to grow and replace declining Afghanistan revenue (1) IDIQ prime contracts carry no value in pipeline

$600 $800 $1,000 $1,200 $1,400 $1,600 2013 2014 2015E Re ve nu e Afghanistan Core Vectrus +10% -41% REVENUE MIX EVOLVES WITH STRATEGY ($M) Page 6 ($M) Afghanistan Contracts Revenue Mix Aligns to Strategy Army 85% Air Force 13% Navy 2% U.S. 17% Middle East 57% AFG 14% Europe 11% Other 1% 2015E Customer Mix 2015E Geography Mix $480 $625 $513 $270 $160 10% 12% 18% 9% 7% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $100 $200 $300 $400 $500 $600 $700 2011 2012 2013 2014 2015E Op era ting Ma rgi n Re venu e

2014 FINANCIAL RESULTS Page 7 $ millions, except Operating Margin Q4 2014 Q4 2013 vs. 2013 Funded Orders 177.7$ 155.7$ 22.0$ Revenue 285.8$ 327.1$ (41.3)$ Operating Income 8.1$ 25.2$ (17.1)$ Operating Margin 2.9% 7.7% (480) bps Diluted Earnings Per Share 0.31$ 1.54$ (1.23)$ Fourth Quarter 2014 $ millions, except Operating Margin 2014 2013 vs. 2013 Funded Orders 1,370.6 1,732.4 (36 .8) Revenue 1,203.3 1,511.6 (308.4) Income 38.4$ 131.3$ (92.9)$ Operating Mar in 3.2% 8.7% (550) bps Diluted Earnings Per Share 2.13$ 8.06$ (5.93)$ Net cash provided by operating activities 43.0$ 92.8$ (49.8)$ Full Year 2014

ADJUSTED Q4 2014 FINANCIAL RESULTS(1) Page 8 (1) Excludes historical results relating to TARS program which was retained by Exelis Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand-alone public company. See Appendix for reconciliation. -9.7% REVENUE Core business programs (Non-AFG) stabilize Afghanistan contracts volume down -66.6% OPERATING INCOME Core business programs (Non-AFG) stabilize Afghanistan contracts volume and profit mix down $ millions, except Operating Margin Q4 2014 Q4 2013 vs. 2013 Funded Orders 177.7$ 157.0$ 20.7$ Revenue 285.8$ 316.4$ (30.6)$ Operating Income 8.6$ 25.8$ (17.2)$ Operating Margin 3.0% 8.2% (520) bps Diluted Earnings Per Share 0.33$ 1.58$ (1.25)$ Fourth Quarter 2014

ADJUSTED FY 2014 FINANCIAL RESULTS(1) Page 9 (1) Excludes historical results relating to TARS program which was retained by Exelis Inc. in connection with the spin-off and the impact of separation costs incurred to become a stand- alone public company. See Appendix for reconciliation. (2) Free cash flow is defined as GAAP net cash provided by operating activities less capital expenditures. See Appendix for reconciliation. -20.5% REVENUE Afghanistan contracts down $243M for the full year 2014 to $270 million Lower activity in the Middle East down $86M million in 2013 partially offset by an increase in domestic construction projects and new Navy contract -61.3% OPERATING INCOME Afghanistan contracts down due to volume and profit mix Lower activity in the Middle East Free Cash Flow (2) Strong 2014 cash flows $ millions, except Operating Margin 2014 2013 vs. 2013 Funded Orders 1,345.6$ 1,708.6$ (363.0)$ Revenue 1,172.0$ 1,474.6$ (302.7)$ Operating Income 50.0$ 129.1$ (79.1)$ Operating Margin 4.3% 8.8% (450) bps Diluted Earnings Per Share 2.80$ 7.92$ (5.12)$ Year-to-Date Free Cash Flow (2) 39.1$ 90.4$ (51.2)$ Full Year 2014

BACKLOG(1) • Total Backlog(1) as of year ending December 31, 2014 of $2.9B (excludes Thule Base Maintenance contract award(2) until all protests are resolved) • December 31, 2014 backlog adjusted to include the Thule Base Maintenance contract award(2) of $3.3B Page 10 (2) (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under Indefinite Delivery Indefinite Quantity (IDIQ) contracts. (2) On October 31, the Thule contract was awarded to a Danish company owned by Vectrus. The backlog associated with this $411M award is $3.3B. ($B) $0.7 $0.5 $0.5 $0.9 $0.8 $0.8 $2.2 $2.2 $1.9 $1.3 $2.1 $2.1 $0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Year Ending December 31, 2013 Q1 2014 Q2 2014 Q3 2014 Year Ending December 31, 2014 Backlog with Thule Base Maintenance contract (2) Thule Unfunded Funded $2.9 $3.3 $2.9 $2.4 $2.7 $2.2

2015 ASSUMPTIONS Page 11 • Top line expected to stabilize o 2015 anticipated revenue composition:  65% Existing Business  21% Re-competes (decisions expected in Q4 2015)  14% Afghanistan contracts (includes expected declines) • New wins expected to generate approx. $150 million of partial year revenue • Margin pressures in 2015; expected to rebound in 2016 • New business pipeline strong with proposals submitted for over $1 billion of potential awards • 2015 mandatory principal payments of $11.4 million and anticipate additional voluntary payments • Equity based founders grants drive non-cash expense totaling $2.4 million • Interest expense approx. $6 million and 2015 effective tax rate approx. 36%

2015 GUIDANCE SUMMARY PAGE 12 (1) Excludes TARS program historical results and separation costs. See Appendix for reconciliation. (2) Guidance excludes the pretax impact of 2015 separation costs, in the amount of $500K. (3) Guidance excludes the impact of 2015 separation costs, net of taxes, in the amount $320K or $.03 per share. EPS is calculated using the estimated weighted average diluted common shares outstanding for the year ended December 31, 2015 of 10.8 million. (4) Free Cash Flow is calculated as GAAP net cash provided by operating activities less capital expenditures. Estimated 2015 capital expenditures of $2M. • 2015 adjusted operating margin guidance less equity based founders grants expense approx. 3.5% to 3.8% • 2015 adjusted diluted EPS guidance less equity based founders grants expense approx. $1.91 to $2.38 $ mi l l ions , except per share amounts 2014 (1) 2015 Mid $Var % Var Revenue 1,100$ to 1,200$ 1,172$ 1,150$ (22)$ -1.9% Adjusted Operating Margin (2) 3.2% to 3.6% 4.3% 3.4% (90) BPS Adjusted Diluted EPS (3) 1.76$ to 2.23$ 2.80$ 1.99$ (0.81)$ -28.9% Fr e Cash Flow (4) 15$ to 19$ 39.1$ 17.0$ (22.1)$ -56.5% 2015 Guidance

VECTRUS INVESTMENT HIGHLIGHTS Page 13 Strong Core Business Enduring Customer Relationships Significant Market Opportunity Large Pipeline of Potential Opportunities and Sound Growth Strategy Solid Financial Position

VECTRUS FOURTH QUARTER AND FULL YEAR 2014 EARNINGS PRESENTATION MARCH 17, 2015

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 16 The primary financial performance measures Vectrus uses to manage its business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, and free cash flow to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted revenue, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, and free cash flow, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for revenue, operating income, net income, diluted earnings per share or net cash provided by operating activities as determined in accordance with GAAP. Reconciliations of adjusted revenue, adjusted operating income and free cash flow are provided below. “Adjusted revenue” is defined as revenue adjusted to exclude historical results relating to the TARS program which was retained by Exelis Inc. in connection with the spin-off. “Adjusted operating income” is defined as net income, adjusted to exclude income taxes, interest expense, TARS program operating income, and separation costs incurred to become a public company. “Adjusted operating margin” is defined as net income, adjusted to exclude income taxes, interest expense, TARS program operat ing income, and separation costs incurred to become a public company, divided by adjusted revenue. “Adjusted Net Income” is defined as net income, adjusted to exclude TARS program operating income and separation costs incurred to become a public company, net of taxes. “Adjusted Diluted Earnings Per Share” is defined as net income, adjusted to exclude TARS program operating income and separation costs incurred to become a public company, net of taxes, divided by the weighted average diluted common shares outstanding. “Free cash flow” is defined as GAAP net cash provided by operating activities less capital expenditures. (I thousands) Adjust d R venue (Non-GAAP Measure) 2014 2013 2014 2013 Revenue 285,765$ 327,074$ 1,203,269$ 1,511,638$ TARS revenue ¹ -$ (10,724)$ (31,315)$ (37,018)$ Adjusted revenue 285,765$ 316,350$ 1,171,954$ 1,474,620$ Three Months Ended December 31, Year Ended December 31, ¹ TARS program historical revenue, which has been retained by Exelis

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 17 (In thousands) Adjusted Operating Income (Non-GAAP Measure) 2014 2013 2014 2013 Net income 3,331$ 16,163$ 22,812$ 84,392$ Income taxes 3,264 9,007 14,079 47,041 Interest income (expense) (1,554) 19 (1,526) 111 Income from operations 8,149 25,151 38,417 131,322 Operating margin 2.9% 7.7% 3.2% 8.7% TARS operating income ¹ (pretax) (116) (30) (1,623) (2,909) Separation costs ² (pretax) 566 705 13,237 705 Adjusted operating income 8,599$ 25,826$ 50,031$ 129,118$ Adjusted operating margin 3.0% 8.2% 4.3% 8.8 % Three Months Ended December 31, Year Ended December 31, (In thousands), xcept EPS Adjusted Diluted Earnings Per Share (Non-GAAP Measure) 2014 2013 2014 201 Net income 3,331$ 16,163$ 22,812$ 84,392$ TARS operating income ¹ (pretax) (116) (30) (1,623) (2,909) Separation costs ² (pretax) 566 705 13,237 705 Tax impact of adjust ents (223) (242) (4,437) 789 Adjusted net income 3, 58$ 16,596$ 29,989$ 82,977$ EPS, diluted $0.31 $1.54 $2.13 $ .06 djusted EPS, diluted $ .33 $1.58 $2.80 $7.92 Weighted average common shares outstanding - diluted 10,696 10,474 10,692 10,474 ¹ TARS program historical operating income, which has been retained by Exelis. ² Costs incurred to become a stand-alone public company Three Months Ended December 31, Year Ended December 31,

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Page 18 (In thousands) Free Cash Flow (Non-GAAP Measure) 2014 2013 Net cash provided by operating activities 42,979$ 92,792$ Subtract: Capital expenditures (3,847) (2,429) Free cash flow 39,132$ 90,363$ Year Ended December 31, (1) TARS program historical revenue, which has been retained by Exelis (In thousands) Adju ted Funded Orders (Non-GAAP Measure) 2014 2013 2014 2013 $ millions Orders 177.7$ 155.7$ 1,370.6$ 1,732.4$ TARS Orders(1) -$ 1.3$ (25.0)$ (23.8)$ Adjusted Orders 177.7$ 157.0$ 1,345.6$ 1,708.6$ Three Months Ended December 31, Year Ended December 31,